PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

ACTIVE M INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED APRIL 1, 2025 TO

PROSPECTUS AND SAI DATED JULY 31, 2024

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of Polen Capital Management, LLC (“Polen”) as a sub-adviser to the Active M International Equity Fund (the “Fund”) effective on or about April 1, 2025, and the appointment of AllianceBernstein L.P. (“AB”) as a sub-adviser to the Fund effective on or about April 10, 2025. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will manage the portion of the Fund previously managed by Polen. Accordingly, effective April 1, 2025, the Prospectus and SAI are amended as follows:

1.	All references to Polen in the Prospectus and SAI are hereby deleted.

2.	The paragraph under the section entitled “FUND SUMMARIES – Active M International Equity Fund – Management” on page 173 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M International Equity Fund. Kelly Finegan and Kaz Sikora, each a Senior Vice President of NTI, have been managers of the Fund since May 2023. AllianceBernstein L.P. (effective on or about April 10, 2025), Causeway Capital Management LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – Active M / Multi-Manager Funds – Active M International Equity Fund” on page 197 of the Prospectus:

AllianceBernstein L.P. (“AB”) AB will begin to manage a portion of the Fund effective on or about April 10, 2025. AB is Delaware limited partnership with its principal offices located at 501 Commerce Street, Nashville, TN 37203. As of December 31, 2024, AB managed approximately $792 billion in assets under management.

4.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Active M International Equity Fund” on page 92 of the SAI is replaced with the following:

Sub-Advisers
Active M International Equity Fund

AllianceBernstein L.P. (“AB”) (effective on or about April 10, 2025)

Causeway Capital Management LLC (“Causeway”)

Victory Capital Management Inc. (“Victory Capital”)

WCM Investment Management, LLC (“WCM”)

Wellington Management Company LLP (“Wellington”)

5.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 92 of the SAI:

AB

AB is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2024, AllianceBernstein Holding L.P. owned approximately 37.5% of the issued and outstanding AB Units and Equitable Holdings, Inc. and its subsidiaries had an approximate 61.9% economic interest in AB (including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB), and unaffiliated holders held approximately 0.6%.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO&SAI NMIEX (4/25)